                                                                    EXHIBIT 10.1

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

                                                                 (BENFIELD LOGO)

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

                      First Excess Catastrophe Reinsurance

               REINSURERS                 PARTICIPATIONS
               ----------                 --------------
Amlin Bermuda Limited                           5.00%
Ariel Reinsurance Company Limited               5.00
Aspen Insurance Limited                        30.00
Catlin Insurance Company Ltd.                   2.50
DaVinci Reinsurance Ltd.                        2.75
Flagstone Reinsurance Limited                  15.00
Harbor Point Services Inc.
   (for Federal Insurance Company)              6.00
Montpelier Reinsurance Limited                  5.00
Partner Reinsurance Company                     5.00
Platinum Underwriters Reinsurance, Inc.         2.00
Renaissance Reinsurance, Ltd.                  14.25
Swiss Reinsurance America Corporation           7.50
TOTAL                                         100.00%

                                                                 (BENFIELD LOGO)

                      Second Excess Catastrophe Reinsurance

               REINSURERS                   PARTICIPATIONS
               ----------                   --------------
ACE Tempest Reinsurance Ltd.                      2.00%
Amlin Bermuda Limited                             8.75
Ariel Reinsurance Company Limited                 5.00
Catlin Insurance Company Ltd.                     2.50
Flagstone Reinsurance Limited                    15.00
Hannover Re (Bermuda), Ltd.                       6.00
Harbor Point Services Inc.
   (for Federal Insurance Company)                8.00
Montpelier Reinsurance Limited                    5.00
Partner Reinsurance Company                       9.00
Platinum Underwriters Reinsurance, Inc.           2.00
Swiss Reinsurance America Corporation             7.50
Transatlantic Reinsurance Company                 5.00

THROUGH BENFIELD LIMITED (PLACEMENT ONLY)
AXA RE                                            6.00

THROUGH BENFIELD LIMITED
Lloyd's Underwriters Per Signing Schedule        18.25
TOTAL                                           100.00%

                                                                 (BENFIELD LOGO)

                      Third Excess Catastrophe Reinsurance

                  REINSURERS                     PARTICIPATIONS
                  ----------                     --------------
ACE Tempest Reinsurance Ltd.                           2.00%
Amlin Bermuda Limited                                  7.50
Catlin Insurance Company Ltd.                          2.50
Flagstone Reinsurance Limited                          4.00
Hannover Re (Bermuda), Ltd.                            6.00
Harbor Point Services Inc.
   (for Federal Insurance Company)                     3.25
Montpelier Reinsurance Limited                         5.00
Partner Reinsurance Company                           14.50
Platinum Underwriters Reinsurance, Inc.                2.00
Swiss Re Underwriters Agency, Inc.
   (for Swiss Reinsurance America Corporation)         6.00
Swiss Reinsurance America Corporation                  7.50
Transatlantic Reinsurance Company                     10.00
XL Re Ltd                                              1.50

THROUGH BENFIELD LIMITED (PLACEMENT ONLY)
AXA RE                                                10.00

THROUGH BENFIELD LIMITED
Lloyd's Underwriters Per Signing Schedule             18.25
TOTAL                                                100.00%

                                                                 (BENFIELD LOGO)

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
     I  Classes of Business Reinsured                                         1
    II  Commencement and Termination                                          1
   III  Territory (BRMA 51A)                                                  2
    IV  Exclusions                                                            2
     V  Retention and Limit                                                   5
    VI  Reinstatement                                                         5
   VII  Premium                                                               5
  VIII  Definitions                                                           7
    IX  Loss Occurrence                                                       8
     X  Loss Notices and Settlements                                          9
    XI  Salvage and Subrogation                                               9
   XII  Florida Hurricane Catastrophe Fund                                   10
  XIII  Late Payments                                                        11
   XIV  Offset (BRMA 36D)                                                    12
    XV  Access to Records (BRMA 1D)                                          12
   XVI  Liability of the Reinsurer                                           12
  XVII  Net Retained Lines (BRMA 32B)                                        13
 XVIII  Errors and Omissions (BRMA 14F)                                      13
   XIX  Currency (BRMA 12A)                                                  13
    XX  Taxes (BRMA 50B)                                                     13
   XXI  Federal Excise Tax                                                   13
  XXII  Funding Requirements                                                 14
 XXIII  Insolvency                                                           15
  XXIV  Arbitration                                                          16
   XXV  Service of Suit                                                      17
  XXVI  Agency Agreement                                                     17
 XXVII  Governing Law                                                        17
XXVIII  Confidentiality                                                      18
  XXIX  Severability                                                         18
   XXX  Intermediary (BRMA 23A)                                              18
        Schedule A

                                                                 (BENFIELD LOGO)

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.
             (hereinafter referred to collectively as the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                  (hereinafter referred to as the "Reinsurer")

ARTICLE I - CLASSES OF BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Property business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Local Standard Time, June 1, 2007.

B. Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer's percentage share in this Contract by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur as clarified by public announcement for subparagraphs 1 through 6 below and upon discovery for subparagraphs 7 and 8 below:

     1. The Subscribing Reinsurer's policyholders' surplus or foreign equivalent thereto after the date lines are bound for this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent 12 months prior to that date; or

     2. The Subscribing Reinsurer's policyholders' surplus or the foreign equivalent thereto at any time after the date that lines are bound or at any time during the term of this

                                                                 (BENFIELD LOGO)

          Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent at the date of the Subscribing Reinsurer's most recent financial statement filed with regulatory authorities and available to the public as of the date lines are bound for this Contract; or

     3. The Subscribing Reinsurer's A.M. Best's Financial Strength rating has been assigned as any rating below "A-" (inclusive of "Not Rated" ratings) and/or the Subscribing Reinsurer's Standard & Poor's Insurer Financial Strength rating has been assigned as any rating below "BBB+" (inclusive of "Not Rated" ratings); or

     4. The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or individual(s) not controlling the Subscribing Reinsurer's operations previously; or

     5. A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

     6. The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

     7. The Subscribing Reinsurer has reinsured its entire liability under this Contract to a non-affiliated entity without the Company's prior written consent; or

     8. The Subscribing Reinsurer has ceased assuming new or renewal property or casualty treaty reinsurance business.

C. If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

ARTICLE III - TERRITORY (BRMA 51A)

The territorial limits of this Contract shall be identical with those of the Company's policies.

ARTICLE IV - EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

     1.   Financial guarantee and insolvency.

     2. Mortgage Impairment insurances and similar kinds of insurances, however styled.

     3. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance" attached to and forming part of this Contract.

                                                                 (BENFIELD LOGO)

     4. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

     5. Loss or liability from any Pool, Association or Syndicate and any assessment or similar demand for payment related to the Florida Hurricane Catastrophe Fund or Citizens Property Insurance Corporation.

     6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     7. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 1,000 feet of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.

     8.   Accident and Health, Casualty, Fidelity and/or Surety business.

     9. Loss, damage, cost or expense arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of the Company's property loss under the applicable original policy.

     10. Notwithstanding any other provision to the contrary within this Contract or any amendment thereto, loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          An "act of terrorism" includes any act, or preparation in respect of action, or threat of action, designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

          a.   Involves violence against one or more persons, or

          b.   Involves damage to property; or

          c. Endangers life other than that of the person committing the action; or

                                                                 (BENFIELD LOGO)

          d. Creates a risk to health or safety of the public or a section of the public; or

          e.   Is designed to interfere with or to disrupt an electronic system.

          Loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against, or responding to any act of terrorism.

          Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, in respect only of personal lines this Contract will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive, or nuclear pollution or contamination or explosion.

     11. Loss or liability in any way or to any extent arising out of the actual or alleged presence or actual, alleged or threatened presence of fungi including, but not limited to, mold, mildew, mycotoxins, microbial volatile organic compounds or other "microbial contamination." This includes:

          a. Any supervision, instruction, recommendations, warnings, or advice given or which should have been given in connection with the above; and

          b. Any obligation to share damages with or repay someone else who must pay damages because of such injury or damage.

          For purposes of this exclusion, "microbial contamination" means any contamination, either airborne or surface, which arises out of or is related to the presence of fungi, mold, mildew, mycotoxins, microbial volatile organic compounds or spores, including, without limitation, Penicillium, Aspergillus, Fusarium, Aspergillus Flavus and Stachybotrys chartarum.

          Losses resulting from the above causes do not in and of themselves constitute an event unless arising out of one or more of the following perils, in which case this exclusion does not apply:

               Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

          Notice of any claims for mold-related losses must be given by the Company to the Reinsurer, in writing, within 24 months after the commencement date of the loss occurrence to which such claims relate.

     12. Loss or liability excluded under the provisions of the "Electronic Data Endorsement B (NMA 2915)" attached to and forming part of this Contract.

     13. Assumed reinsurance, except for the Company's 25.0% quota share of the United Surety of Florida Excess Catastrophe Reinsurance Contract retention of $700,000.

                                                                 (BENFIELD LOGO)

ARTICLE V - RETENTION AND LIMIT

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. No claim shall be made under any excess layer of reinsurance coverage provided by this Contract as respects any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Contract, the Company shall be the sole judge of what constitutes one risk.

ARTICLE VI - REINSTATEMENT

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon.

B. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

     1. The amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

     2. The amount, shown as "Reinsurer's Term Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

ARTICLE VII - PREMIUM

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

     1. The amount, shown as "Minimum Premium" for that excess layer in Schedule A attached hereto; or

     2. The Company's aggregate total insured value for policies that include wind coverage in force on September 30, 2006, multiplied by the percentage shown as "Adjustment Rate" for that excess layer in Schedule A attached hereto.

B. The Company shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as "Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as "Quarterly Deposit Premium" for that

                                                                 (BENFIELD LOGO)
     excess layer in Schedule A attached hereto, on June 1, September 1 and December 1 of 2006 and March 1, 2007.

C. Within 45 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D. For each amount of limit reinstated for each excess layer in accordance with the Reinstatement Article, the Company agrees to pay additional premium equal to the product of the following:

     1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

     2. The final adjusted reinsurance premium, as calculated in accordance with paragraph A above, for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

E. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the final adjusted reinsurance premium for any excess layer for the term of this Contract has not been determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the final adjusted reinsurance premium for that excess layer for the term of this Contract has been determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

F. In the event a Subscribing Reinsurer's participation in this Contract is terminated under the provisions of paragraph B of the Commencement and Termination Article, no deposit premium shall be due after the effective date of termination, the minimum premium shall be waived, and the reinsurance premium and reinstatement premium will be calculated in accordance with the following formulas:

     1. Reinsurance premium shall be the number of days the Subscribing Reinsurer participated on this Contract divided by the number of days of the original term of this Contract and the quotient thereof shall be multiplied by the Subscribing Reinsurer's percentage share of the final adjusted premium reported in accordance with paragraph C above.

     2. Reinstatement premium shall be calculated in accordance with paragraph D above and shall be considered fully earned.

     3. In the event the incurred loss for an excess layer in Schedule A attached hereto is greater than the sum of the amounts from subparagraphs 1 and 2 of this paragraph F that are applicable to the same excess layer, in lieu of the provisions of

                                                                 (BENFIELD LOGO)
          subparagraphs 1 and 2 of this paragraph F, the Subscribing Reinsurer will receive premium equal to the lesser of:

          a. An amount equal to the Subscribing Reinsurer's percentage share of the full reinsurance premium calculated in accordance with paragraph A (without regard to the termination of the Subscribing Reinsurer's share in accordance with the provisions of paragraph B of the Commencement and Termination Article) plus any reinstatement premium calculated in accordance with subparagraph 2 of this paragraph F; or

          b. The Subscribing Reinsurer's percentage share of the incurred loss for the same excess layer.

ARTICLE VIII - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

     1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company's policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

     2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

     Notwithstanding anything stated herein, the amount included in the ultimate net loss for any one loss occurrence as respects loss in excess of policy limits and extra contractual obligations shall not exceed 25.0% of the Company's indemnity loss hereunder arising out

                                                                 (BENFIELD LOGO)
     of that loss occurrence.

     Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, declaratory judgments, interest on judgments, expenses of outside adjusters, and a pro rata share of the salaries and expenses of the Company's field employees according to the time occupied adjusting such losses and expenses of the Company's officials incurred in connection with the losses, but shall not include office expenses or salaries of the Company's regular employees.

ARTICLE IX - LOSS OCCURRENCE

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States and states contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or states contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the introductory portion of this paragraph) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

                                                                 (BENFIELD LOGO)

     4. As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

     5. As regards firestorms, brush fires, and any other fires or series of fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within a 100-mile radius of any fixed point selected by the Company may be included in the Company's "loss occurrence." However, an individual loss subject to this subparagraph cannot be included in more than one "loss occurrence."

B. For all those "loss occurrences," other than those referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "loss occurrence" referred to in subparagraph 1 of paragraph A above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C. As respects those "loss occurrences" referred to in subparagraph 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

ARTICLE X - LOSS NOTICES AND SETTLEMENTS

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract and the terms of the Company's policies, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Company.

ARTICLE XI - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making

                                                                 (BENFIELD LOGO)
such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

ARTICLE XII - FLORIDA HURRICANE CATASTROPHE FUND

A. The Company shall provisionally purchase from the Florida Hurricane Catastrophe Fund (FHCF) the following limit and retention:

     1. As respects Liberty American Insurance Company, 90.0% of $12,554,329 excess of $3,973,167; and

     2. As respects Liberty American Select Insurance Company, 90.0% of $96,011,878 excess of $30,385,634.

     The provisional limits and retentions detailed above may increase or decrease depending on the Company's actual written premium subject to the FHCF reimbursement coverage during the term of this Contract. The Company and the Reinsurer agree to accept and be bound by the final determination of the FHCF.

B. Any loss reimbursement paid or payable to the Company under the FHCF as a result of loss occurrences commencing during the term of this Contract shall inure to the benefit of this Contract. Further, any FHCF loss reimbursement shall be deemed to be paid to the Company in accordance with the reimbursement contract between the Company and the State Board of Administration of the State of Florida at the full payout level set forth therein and will be deemed not to be reduced by any reduction or exhaustion of the FHCF's claims paying capacity.

C. Prior to the determination of the Company's FHCF retention and payout, if any, under the reimbursement contract between the Company and the State Board of Administration of the State of Florida, the Reinsurer's liability hereunder will be determined provisionally based on the projected payout, determined in accordance with the provisions of the reimbursement contract. Following the FHCF's final determination of the payout under the reimbursement contract, the ultimate net loss under this Contract will be recalculated. If, as a result of such calculation, the loss to the Reinsurer under any excess layer of this Contract in any one loss occurrence is less than the amount previously paid by the Reinsurer under that excess layer, the Company shall promptly remit the difference to the Reinsurer. If the loss to the Reinsurer under any excess layer in any one loss occurrence is greater than the amount previously paid by the Reinsurer, the Reinsurer shall promptly remit the difference to the Company.

D. If an FHCF reimbursement amount is based on the Company's losses in more than one loss occurrence commencing during the term of this Contract, the total FHCF reimbursement received by the Company shall be allocated to individual loss occurrences in chronological order of the dates such loss occurrences commence, beginning with the first such loss occurrence commencing during the term of this Contract, provided that:

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Page 10

     1. The portion of the total FHCF reimbursement amount to be allocated by the Company to any individual loss occurrence shall be equal to the lesser of: (a) the amount of FHCF reimbursement to which the Company would be entitled for that loss occurrence alone, or (b) the remaining FHCF reimbursement which has not been allocated by the Company to prior loss occurrences; and

     2. The total amount allocated by the Company to all such loss occurrences shall be equal to the total FHCF reimbursement received by the Company for such loss occurrences.

ARTICLE XIII - LATE PAYMENTS

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in the Intermediary Article (BRMA 23A) (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due, may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

     1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

     2. 1/365ths of the six-month United States Treasury Bill rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

     3.   The amount past due, including accrued interest.

     It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

     1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

     2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment in accordance with the Loss Notices and Settlements Article, was transmitted to the Reinsurer.

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

     3. As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

     For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.

ARTICLE XIV - OFFSET (BRMA 36D)

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.

ARTICLE XV - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

ARTICLE XVI - LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

                                                                 (BENFIELD LOGO)


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

B. Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

ARTICLE XVII - NET RETAINED LINES (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

ARTICLE XVIII - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XIX - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

ARTICLE XX - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XXI - FEDERAL EXCISE TAX

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of

                                                                 (BENFIELD LOGO)
     the Internal Revenue Code to the extent such premium is subject to the Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

ARTICLE XXII - FUNDING REQUIREMENTS

A. The Reinsurer agrees to fund, within 30 days of the Company's request, subject to receipt of satisfactory information from the Company, its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) by:

     1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

     2.   Escrow accounts for the benefit of the Company; and/or

     3.   Cash advances;

     if the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Company and if, without such funding, a penalty would accrue to the Company on any financial statement, including but not limited to quarterly filings, it is required to file with the insurance regulatory authorities involved.

     The Reinsurer, at its sole option, may fund in other than cash if its method of funding is acceptable to the Company and to the insurance regulatory authorities involved.

     For the purpose of this Contract, the Lloyd's U.S. Credit for Reinsurance Trust Fund shall be considered an acceptable funding instrument.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date or longer where required by insurance regulatory authorities. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

     1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

                                                                 (BENFIELD LOGO)

     2. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

     3. To fund a cash account in an amount equal to the Reinsurer's share of ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

     4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves

          (including incurred but not reported loss reserves for known loss occurrences established by the Company), if so requested by the Reinsurer.

     In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

ARTICLE XXIII - INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this

                                                                 (BENFIELD LOGO)

     Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

ARTICLE XXIV - ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute or difference between the Company and any Reinsurer relating to the interpretation or performance of this Contract, including its formation or validity, or any transaction under this Contract, whether arising before or after termination, shall be submitted to arbitration.

B. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article provided that communication shall be made by the Company to each of the reinsurers constituting the one party, and provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurer under the terms of this Contract from several to joint.

C. Upon written request of any party, each party shall choose an arbitrator and the two chosen shall select a third arbitrator. If either party refuses or neglects to appoint an arbitrator within 30 days after receipt of the written request for arbitration, the requesting party may appoint a second arbitrator. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days of their appointment, the Company shall petition the American Arbitration Association to appoint the third arbitrator. If the American Arbitration Association fails to appoint the third arbitrator within 30 days after it has been requested to do so, either party may request a justice of a court of general jurisdiction of the state in which the arbitration is to be held to appoint the third arbitrator. All arbitrators shall be active or retired officers of insurance or reinsurance companies, or Lloyd's London Underwriters, and disinterested in the outcome of the arbitration. Each party shall submit its case to the arbitrators within 30 days of the appointment of the third arbitrator.

D. The parties hereby waive all objections to the method of selection of the arbitrators, it being the intention of both sides that all the arbitrators be chosen from those submitted by the parties.

E. The arbitrators shall have the power to determine all procedural rules for the holding of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators shall interpret this Contract as an honorable engagement and not as merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitrators may award interest and costs. Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expenses of the third arbitrator and of the arbitration.

F. The decision in writing of the majority of the arbitrators shall be final and binding upon both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The arbitration shall take place in Pinellas Park, Florida, unless otherwise mutually agreed between the Company and the Reinsurer.

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Page 16

G. This Article shall remain in full force and effect in the event any other provision of this Contract shall be found invalid or non-binding.

H. All time limitations stated in this Article may be amended by mutual consent of the parties, and will be amended automatically to the extent made necessary by any circumstances beyond the control of the parties.

ARTICLE XXV - SERVICE OF SUIT

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities. This
Article is not intended to conflict with or override the parties obligations to arbitrate their disputes in accordance with the Arbitration Article.)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

ARTICLE XXVI - AGENCY AGREEMENT

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

ARTICLE XXVII - GOVERNING LAW

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Florida exclusive of the rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance in which case the applicable rules of all the states shall apply.

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Page 17

ARTICLE XXVIII - CONFIDENTIALITY

The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly communicate, disclose or divulge to any unaffiliated third party any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company's books, records and papers. The restrictions as outlined in this Article shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.

ARTICLE XXIX - SEVERABILITY

If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.

ARTICLE XXX - INTERMEDIARY (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Pinellas Park, Florida, this 21st day of July in the year 2006.


                                        /s/ T. Bruce Meyer
                                        ----------------------------------------
                                        Liberty American Insurance Group, Inc.
                                        (for and on behalf of the "Company")

                                        T. BRUCE MEYER, PRES. & CEO
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                                   SCHEDULE A

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

                                      FIRST         SECOND         THIRD
                                      EXCESS        EXCESS        EXCESS
                                   -----------   -----------   ------------
Company's Retention                $17,500,000   $35,000,000   $ 60,000,000
Reinsurer's Per Occurrence Limit   $17,500,000   $25,000,000   $ 60,000,000
Reinsurer's Term Limit             $35,000,000   $50,000,000   $120,000,000
Minimum Premium                    $ 7,875,000   $ 7,875,000   $ 14,040,000
Adjustment Rate                        0.05154%      0.05154%       0.09188%
Deposit Premium                    $ 8,750,000   $ 8,750,000   $ 15,600,000
Quarterly Deposit Premium          $ 2,187,500   $ 2,187,500   $  3,900,000

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

                                                                 (BENFIELD LOGO)

Schedule A

   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE (U.S.A.)

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or

     II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

     (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.   Without in any way restricting the operations of paragraphs (1), (2) and
     (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.   Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

     (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

     (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                          ELECTRONIC DATA ENDORSEMENT B

1.   ELECTRONIC DATA EXCLUSION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     a) This Contract does not insure loss, damage, destruction, distortion, erasure, corruption or alteration of ELECTRONIC DATA from any cause whatsoever (including but not limited to COMPUTER VIRUS) or loss of use, reduction in functionality, cost, expense of whatsoever nature resulting therefrom, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          ELECTRONIC DATA means facts, concepts and information converted to a form useable for communications, interpretation or processing by electronic and electromechanical data processing or electronically controlled equipment and includes programs, software and other coded instructions for the processing and manipulation of data or the direction and manipulation of such equipment.

          COMPUTER VIRUS means a set of corrupting, harmful or otherwise unauthorized instructions or code including a set of maliciously introduced unauthorized instructions or code, programmatic or otherwise, that propagate themselves through a computer system or network of whatsoever nature. COMPUTER VIRUS includes but is not limited to "Trojan Horses," "worms" and "time or logic bombs."

     b) However, in the event that a peril listed below results from any of the matters described in paragraph a) above, this Contract, subject to all its terms, conditions and exclusions, will cover physical damage occurring during the Contract period to property insured by this Contract directly caused by such listed peril.

          Listed Perils

          Fire
          Explosion

2.   ELECTRONIC DATA PROCESSING MEDIA VALUATION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     Should electronic data processing media insured by this Contract suffer physical loss or damage insured by this Contract, then the basis of valuation shall be the cost of the blank media plus the costs of copying the ELECTRONIC DATA from back-up or from originals of a previous generation. These costs will not include research and engineering nor any costs of recreating, gathering or assembling such ELECTRONIC DATA. If the media is not repaired, replaced or restored the basis of valuation shall be the cost of the blank media. However this Contract does not insure any amount pertaining to the value of such ELECTRONIC DATA to the Assured or any other party, even if such ELECTRONIC DATA cannot be recreated, gathered or assembled.

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          ACE Tempest Reinsurance Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                  0% of the First Excess Catastrophe Reinsurance
               2.00% of the Second Excess Catastrophe Reinsurance
               2.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 28th day of July in the year 2006.


                                        /s/ Paula Lewin
                                        ----------------------------------------
                                        ACE Tempest Reinsurance Ltd

                                        PAULA LEWIN, (VP US Underwriting)
                                        (Print name and title)

                        Our Reference Number 06/PX2947B-C

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                              Amlin Bermuda Limited
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               5.00% of the First Excess Catastrophe Reinsurance
               8.75% of the Second Excess Catastrophe Reinsurance
               7.50% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 23rd day of August in the year 2006.


                                        /s/ B. Savill                     (SEAL)
                                        ---------------------------------
                                        Amlin Bermuda Limited

                                        B. SAVILL, Property treaty underwriters
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         Ariel Reinsurance Company Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               5.00% of the First Excess Catastrophe Reinsurance
               5.00% of the Second Excess Catastrophe Reinsurance
                  0% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 27th day of July in the year 2006.


                                        /s/ Stephen Velotti
                                        ----------------------------------------
                                        Ariel Reinsurance Company Ltd.

                                        Stephen Velotti
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                             Aspen Insurance Limited
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               30.00% of the First Excess Catastrophe Reinsurance
                  0% of the Second Excess Catastrophe Reinsurance
                  0% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 31st day of July in the year 2006.


                                        /s/ James Few                     (SEAL)
                                        ---------------------------------
                                        Aspen Insurance Limited

                                        JAMES FEW, CUO
                                        (Print name and title)

                                  P00784506A03

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                     AXA RE
                                  Paris, France
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                  0%   of the First Excess Catastrophe Reinsurance
               6.00%   of the Second Excess Catastrophe Reinsurance
              10.00%   of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Paris, France, this 24th day of August in the year 2006.


                                        ----------------------------------------
                                        AXA RE

                                        ----------------------------------------
                                        (Print name and title)


                                     AXA RE
                        39, rue du Colisee - 75008 PARIS
                            Tel.: 33(0)1 56 43 90 00


                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Catlin Insurance Company Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

         2.50% of the First Excess Catastrophe Reinsurance GA4000112974 2.50% of the Second Excess Catastrophe Reinsurance GA8000112973 2.50% of the Third Excess Catastrophe Reinsurance GA1000112975

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 25th day of July in the year 2006.


                                        /s/ Andy Crichton
                                        ----------------------------------------
                                        Catlin Insurance Company Ltd.

                                        Andy Crichton, Property Underwriter
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                            DaVinci Reinsurance Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by
                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               2.75% of the First Excess Catastrophe Reinsurance
                  0% of the Second Excess Catastrophe Reinsurance
                  0% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 1 day of August in the year 2006.


                                        /s/ Justin O. O'Keefe
                                        ----------------------------------------
                                        DaVinci Reinsurance Ltd.

                                        Justin O. O'Keefe, VP
                                        (Print name and title)

                            DAVINCI REINSURANCE LTD.
                     UNDERWRITTEN BY RENAISSANCE U/W MGRS.
                                   3-10367-01

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Flagstone Reinsurance Limited
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

               15.00% of the First Excess Catastrophe Reinsurance
               15.00% of the Second Excess Catastrophe Reinsurance
                4.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 25th day of July in the year 2006.


                                        /s/ Kevin M. Madigan
                                        ----------------------------------------
                                        Flagstone Reinsurance Limited

                                        Kevin M. Madigan, Deputy Underwriting
                                        Officer North America
                                        (Print name and title)

                                   FLAGSTONE
                              REINSURANCE LIMITED

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Hannover Re (Bermuda), Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                                                       Ref's: U8 347320206-0306

                  0% of the First Excess Catastrophe Reinsurance
               6.00% of the Second Excess Catastrophe Reinsurance
               6.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 31st day of August in the year 2006.


                                        /s/ Schuenemann
                                        ----------------------------------------
                                        Hannover Re (Bermuda), Ltd.

                                        SCHUENEMANN, Sen. Underwriter
                                        (Print name and title)

                                hannover re (R)
                           Hannover Re (Bermuda) Ltd

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                            Federal Insurance Company
                              Indianapolis, Indiana
                                     through

                      Harbor Point Insurance Services Inc.
                            Bernardsville, New Jersey
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

             6.00% of the First Excess Catastrophe Reinsurance T935 8.00% of the Second Excess Catastrophe Reinsurance T936 3.25% of the Third Excess Catastrophe Reinsurance T937

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Bernardsville, New Jersey, this 14th day of August in the year 2006.


                                        /s/ Joscelin Burrer
                                        ----------------------------------------
                                        Harbor Point Insurance Services Inc.
                                        (for and on behalf of Federal Insurance
                                        Company)

                                        JOSCELIN BURRER
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                         Montpelier Reinsurance Limited
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

              5.00% of the First Excess Catastrophe Reinsurance
              5.00% of the Second Excess Catastrophe Reinsurance
              5.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 31st day of July in the year 2006.

                                     MONTPELIER REINSURANCE LTD.


                                     /s/ BAJ Locke
                                     -------------------------------------------
                                     Montpelier Reinsurance Limited

                                     BAJ Locke, V.P. - Contracts Administrator
                                     (Print name and title)

                           our ref: CAW3X 30660/61/62

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                           Partner Reinsurance Company
                            Pembroke Parish, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

        5.00% of the First Excess Catastrophe Reinsurance T 309861 9.00% of the Second Excess Catastrophe Reinsurance T 309862
       14.50% of the Third Excess Catastrophe Reinsurance T 312358

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Pembroke Parish, Bermuda, this 26th day of July in the year 2006.


                                        /s/ Brian Secrett
                                        ----------------------------------------
                                        Partner Reinsurance Company

                                        BRIAN SECRETT ILLEGIBLE CATHIE LOMBARDI
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Platinum Underwriters Reinsurance, Inc.
                               Baltimore, Maryland
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by
                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

              2.00% of the First Excess Catastrophe Reinsurance
              2.00% of the Second Excess Catastrophe Reinsurance
              2.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 28th day of July in the year 2006.


                                        /s/ Andrew Hegal
                                        ----------------------------------------
                                        Platinum Underwriters Reinsurance, Inc.

                                        Andrew Hegal, Assistant Vice President
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                          Renaissance Reinsurance, Ltd.
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by
                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

              14.25% of the First Excess Catastrophe Reinsurance
                  0% of the Second Excess Catastrophe Reinsurance
                  0% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 1 day of August in the year 2006.


                                        /s/ Justin P. O'Keefe
                                        ----------------------------------------
                                        Renaissance Reinsurance, Ltd.

                                        Justin P. O'Keefe
                                        (Print name and title)

                      (RENAISSANCE REINSURANCE, LTD. LOGO)
                                   S-11648-01

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Swiss Reinsurance America Corporation
                                Armonk, New York
                                     through
                       Swiss Re Underwriters Agency, Inc.
                              Calabasas, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                   0% of the First Excess Catastrophe Reinsurance
                   0% of the Second Excess Catastrophe Reinsurance
                6.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Calabasas, California, this 31st day of July in the year 2006.


                                        /s/ Daniel S. McElvany
                                        ----------------------------------------
                                        Swiss Re Underwriters Agency, Inc.
                                        (for Swiss Reinsurance America
                                        Corporation)

                                        Daniel S. McElvany, Senior Vice
                                        President
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                        Transatlantic Reinsurance Company
                               New York, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                   0% of the First Excess Catastrophe Reinsurance
                5.00% of the Second Excess Catastrophe Reinsurance
               10.00% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

New York, New York, this 3rd day of October in the year 2006.


                                        /s/ William L. Orendorf
                                        ----------------------------------------
                                        Transatlantic Reinsurance Company

                                        William L. Orendorf, Underwriter
                                        (Print name and title)

                              910230401 & 910230402

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                                    XL Re Ltd
                                Hamilton, Bermuda
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                   0% of the First Excess Catastrophe Reinsurance
                   0% of the Second Excess Catastrophe Reinsurance
                1.50% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date undermentioned at:

Hamilton, Bermuda, this 12th day of September in the year 2006.


                                        /s/ Gino & Smith
                                        ----------------------------------------
                                        XL Re Ltd

                                        Gino & Smith, A. V. P
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                     Certain Underwriting Members of Lloyd's
                 shown in the Signing Schedules attached hereto
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                         issued to and duly executed by

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

The Subscribing Reinsurer hereby accepts the following percentage shares in the interests and liabilities of the "Reinsurer" as set forth in the attached Contract captioned above:

                   0% of the First Excess Catastrophe Reinsurance
               18.25% of the Second Excess Catastrophe Reinsurance 18.25% of the Third Excess Catastrophe Reinsurance

This Agreement shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, and shall continue in force until 12:01 a.m., Local Standard Time, June 1, 2007, unless earlier terminated in accordance with the provisions of the attached Contract.

The Subscribing Reinsurer's share in the attached Contract shall be separate and apart from the shares of the other reinsurers, and shall not be joint with the shares of the other reinsurers, it being understood that the Subscribing Reinsurer shall in no event participate in the interests and liabilities of the other reinsurers.

In any action, suit or proceeding to enforce the Subscribing Reinsurer's obligations under the attached Contract, service of process may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019.

Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedules attached hereto.

                                                                 (BENFIELD LOGO)

     [Illegible] that we the underwriters, members of the syndicates whose definitive numbers in the after mentioned list of underwriting members of lloyds are set out in the attached table, hereby bind ourselves each for his own part and not one for another, our executors and administrators, and in respect of [illegible] proportion only, to pay or make good to the assured or to the assured's executors or administrators or to indemnity him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the underwriters, is liable shall be ascertained by reference to his share, as shown in the said list, of the amount, percentage or proportion of the total sum insured hereunder which is in the table set opposite the definitive number of the syndicate of which such underwriter is a member and further that the list of underwriting members of lloyd's referred to above shows their respective syndicates and shares therein, is deemed to be incorporated in and to form part of this policy, bears the numbers specified in the attached table and is available for inspection at lloyd's policy signing office by the assured or his or their representatives and a true copy of the material parts of the said list certified by the general manager of lloyd's policy signing office will be furnished to the assured on application.

     In witness where of the general manager of lloyd's policy signing office has subscribed list [illegible].

                                                  LLOYD'S POLICY SIGNING OFFICE.

BUREAU REFERENCE 61300 07/07/06   BROKER NUMBER 1108

PROPORTION %   SYNDICATE   UNDERWRITER'S REFERENCE
------------   ---------   -----------------------
    2.50          2020           P532192A0X
    4.50           566           K8074ABCXX00
    1.00          2010           N06B6890A001
    7.50          2001           CAC2102306VB
    1.50           626           X1823A0ALKHE
    0.50           727           HA333F0AAKHE
    0.75            33

TOTAL LINE   NO. OF SYNDICATES
----------   -----------------
  18.25              7

                        THE LIST OF UNDERWRITING MEMBERS
                         OF LLOYDS IS IN RESPECT OF 2006
                                 YEAR OF ACCOUNT

     [Illegible] that we the underwriters, members of the syndicates whose definitive numbers in the after mentioned list of underwriting members of lloyds are set out in the attached table, hereby bind ourselves each for his own part and not one for another, our executors and administrators, and in respect of [illegible] proportion only, to pay or make good to the assured or to the assured's executors or administrators or to indemnity him or them against all such loss, damage or liability as herein provided, such payment to be made after such loss, damage or liability is proved and the due proportion for which each of us, the underwriters, is liable shall be ascertained by reference to his share, as shown in the said list, of the amount, percentage or proportion of the total sum insured hereunder which is in the table set opposite the definitive number of the syndicate of which such underwriter is a member and further that the list of underwriting members of lloyd's referred to above shows their respective syndicates and shares therein, is deemed to be incorporated in and to form part of this policy, bears the numbers specified in the attached table and is available for inspection at lloyd's policy signing office by the assured or his or their representatives and a true copy of the material parts of the said list certified by the general manager of lloyd's policy signing office will be furnished to the assured on application.

     In witness where of the general manager of lloyd's policy signing office has subscribed list [illegible].

                                                  LLOYD'S POLICY SIGNING OFFICE.

BUREAU REFERENCE 61300 07/07/06   BROKER NUMBER 1108

PROPORTION %   SYNDICATE   UNDERWRITER'S REFERENCE
------------   ---------   -----------------------
    5.00           566           F7620ZBCXX00
    1.75          2010           N06B6880A001
    8.75          2001           CAC0848406KF
    1.50           382           X372XA2338AX
    0.75            33           58547Q0AAKHE
    0.50           727           5N920X5170MQ

TOTAL LINE   No. OF SYNDICATES
----------   -----------------
   18.25            6

                        THE LIST OF UNDERWRITING MEMBERS
                         OF LLOYDS IS IN RESPECT OF 2006
                                 YEAR OF ACCOUNT

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

                                                                 (BENFIELD LOGO)

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
     I  Classes of Business Reinsured                                         1
    II  Commencement and Termination                                          1
   III  Territory (BRMA 51A)                                                  2
    IV  Exclusions                                                            2
     V  Retention and Limit                                                   5
    VI  Reinstatement                                                         5
   VII  Premium                                                               5
  VIII  Definitions                                                           7
    IX  Loss Occurrence                                                       8
     X  Loss Notices and Settlements                                          9
    XI  Salvage and Subrogation                                               9
   XII  Florida Hurricane Catastrophe Fund                                   10
  XIII  Late Payments                                                        11
   XIV  Offset (BRMA 36D)                                                    12
    XV  Access to Records (BRMA 1D)                                          12
   XVI  Liability of the Reinsurer                                           12
  XVII  Net Retained Lines (BRMA 32B)                                        13
 XVIII  Errors and Omissions (BRMA 14F)                                      13
   XIX  Currency (BRMA 12A)                                                  13
    XX  Taxes (BRMA 50B)                                                     13
   XXI  Federal Excise Tax                                                   13
  XXII  Funding Requirements                                                 14
 XXIII  Insolvency                                                           15
  XXIV  Arbitration                                                          16
   XXV  Service of Suit                                                      17
  XXVI  Agency Agreement                                                     17
 XXVII  Governing Law                                                        17
XXVIII  Confidentiality                                                      18
  XXIX  Severability                                                         18
   XXX  Intermediary (BRMA 23A)                                              18
        Schedule A

                                                                 (BENFIELD LOGO)

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.
             (hereinafter referred to collectively as the "Company")

                                       by

                   The Subscribing Reinsurer(s) Executing the
                     Interests and Liabilities Agreement(s)
                                 Attached Hereto
                  (hereinafter referred to as the "Reinsurer")

ARTICLE I - CLASSES OF BUSINESS REINSURED

By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the Company under its policies, contracts and binders of insurance (hereinafter called "policies") in force at the effective date hereof or issued or renewed on or after that date, and classified by the Company as Property business, subject to the terms, conditions and limitations set forth herein and in Schedule A attached to and forming part of this Contract.

ARTICLE II - COMMENCEMENT AND TERMINATION

A. This Contract shall become effective at 12:01 a.m., Local Standard Time, June 1, 2006, with respect to losses arising out of loss occurrences commencing at or after that time and date, and shall remain in force until 12:01 a.m., Local Standard Time, June 1, 2007.

B. Notwithstanding the provisions of paragraph A above, the Company may terminate a Subscribing Reinsurer's percentage share in this Contract by giving written notice to the Subscribing Reinsurer in the event any of the following circumstances occur as clarified by public announcement for subparagraphs 1 through 6 below and upon discovery for subparagraphs 7 and 8 below:

     1. The Subscribing Reinsurer's policyholders' surplus or foreign equivalent thereto after the date lines are bound for this Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent 12 months prior to that date; or

     2. The Subscribing Reinsurer's policyholders' surplus or the foreign equivalent thereto at any time after the date that lines are bound or at any time during the term of this

                                                                 (BENFIELD LOGO)

          Contract has been reduced by more than 25.0% of the amount of surplus or foreign equivalent at the date of the Subscribing Reinsurer's most recent financial statement filed with regulatory authorities and available to the public as of the date lines are bound for this Contract; or

     3. The Subscribing Reinsurer's A.M. Best's Financial Strength rating has been assigned as any rating below "A-" (inclusive of "Not Rated" ratings) and/or the Subscribing Reinsurer's Standard & Poor's Insurer Financial Strength rating has been assigned as any rating below "BBB+" (inclusive of "Not Rated" ratings); or

     4. The Subscribing Reinsurer has become merged with, acquired by or controlled by any other company, corporation or individual(s) not controlling the Subscribing Reinsurer's operations previously; or

     5. A State Insurance Department or other legal authority has ordered the Subscribing Reinsurer to cease writing business; or

     6. The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary) or proceedings have been instituted against the Subscribing Reinsurer for the appointment of a receiver, liquidator, rehabilitator, conservator or trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations; or

     7. The Subscribing Reinsurer has reinsured its entire liability under this Contract to a non-affiliated entity without the Company's prior written consent; or

     8. The Subscribing Reinsurer has ceased assuming new or renewal property or casualty treaty reinsurance business.

C. If this Contract is terminated or expires while a loss occurrence covered hereunder is in progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions of this Contract, be determined as if the entire loss occurrence had occurred prior to the termination or expiration of this Contract, provided that no part of such loss occurrence is claimed against any renewal or replacement of this Contract.

ARTICLE III - TERRITORY (BRMA 51A)

The territorial limits of this Contract shall be identical with those of the Company's policies.

ARTICLE IV - EXCLUSIONS

This Contract does not apply to and specifically excludes the following:

     1.   Financial guarantee and insolvency.

     2. Mortgage Impairment insurances and similar kinds of insurances, however styled.

     3. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance" attached to and forming part of this Contract.

                                                                 (BENFIELD LOGO)

     4. Loss or damage caused by or resulting from war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority.

     5. Loss or liability from any Pool, Association or Syndicate and any assessment or similar demand for payment related to the Florida Hurricane Catastrophe Fund or Citizens Property Insurance Corporation.

     6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

     7. Losses in respect of overhead transmission and distribution lines and their supporting structures other than those on or within 1,000 feet of the insured premises. It is understood and agreed that public utilities extension and/or suppliers extension and/or contingent business interruption coverages are not subject to this exclusion, provided that these are not part of a transmitters' or distributors' policy.

     8.   Accident and Health, Casualty, Fidelity and/or Surety business.

     9. Loss, damage, cost or expense arising from seepage and/or pollution and/or contamination, other than contamination from smoke. Nevertheless, this exclusion does not preclude payment of the cost of removing debris of property damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of the Company's property loss under the applicable original policy.

     10. Notwithstanding any other provision to the contrary within this Contract or any amendment thereto, loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any act of terrorism, as defined herein, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          An "act of terrorism" includes any act, or preparation in respect of action, or threat of action, designed to influence the government de jure or de facto of any nation or any political division thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public or a section of the public of any nation by any person or group(s) of persons whether acting alone or on behalf of or in connection with any organization(s) or government(s) de jure or de facto, and which:

          a.   Involves violence against one or more persons, or

          b.   Involves damage to property; or

          c. Endangers life other than that of the person committing the action; or

                                                                 (BENFIELD LOGO)

          d. Creates a risk to health or safety of the public or a section of the public; or

          e.   Is designed to interfere with or to disrupt an electronic system.

          Loss, damage, cost or expense directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with any action in controlling, preventing, suppressing, retaliating against, or responding to any act of terrorism.

          Notwithstanding the above and subject otherwise to the terms, conditions and limitations of this Contract, in respect only of personal lines this Contract will pay actual loss or damage (but not related cost or expense) caused by any act of terrorism provided such act is not directly or indirectly caused by, contributed to by, resulting from, or arising out of or in connection with biological, chemical, radioactive, or nuclear pollution or contamination or explosion.

     11. Loss or liability in any way or to any extent arising out of the actual or alleged presence or actual, alleged or threatened presence of fungi including, but not limited to, mold, mildew, mycotoxins, microbial volatile organic compounds or other "microbial contamination." This includes:

          a. Any supervision, instruction, recommendations, warnings, or advice given or which should have been given in connection with the above; and

          b. Any obligation to share damages with or repay someone else who must pay damages because of such injury or damage.

          For purposes of this exclusion, "microbial contamination" means any contamination, either airborne or surface, which arises out of or is related to the presence of fungi, mold, mildew, mycotoxins, microbial volatile organic compounds or spores, including, without limitation, Penicillium, Aspergillus, Fusarium, Aspergillus Flavus and Stachybotrys chartarum.

          Losses resulting from the above causes do not in and of themselves constitute an event unless arising out of one or more of the following perils, in which case this exclusion does not apply:

               Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow.

          Notice of any claims for mold-related losses must be given by the Company to the Reinsurer, in writing, within 24 months after the commencement date of the loss occurrence to which such claims relate.

     12. Loss or liability excluded under the provisions of the "Electronic Data Endorsement B (NMA 2915)" attached to and forming part of this Contract.

     13. Assumed reinsurance, except for the Company's 25.0% quota share of the United Surety of Florida Excess Catastrophe Reinsurance Contract retention of $700,000.

                                                                 (BENFIELD LOGO)

ARTICLE V - RETENTION AND LIMIT

A. As respects each excess layer of reinsurance coverage provided by this Contract, the Company shall retain and be liable for the first amount of ultimate net loss, shown as "Company's Retention" for that excess layer in Schedule A attached hereto, arising out of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer, for the amount by which such ultimate net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects any one loss occurrence.

B. No claim shall be made under any excess layer of reinsurance coverage provided by this Contract as respects any one loss occurrence unless at least two risks insured or reinsured by the Company are involved in such loss occurrence. For purposes of this Contract, the Company shall be the sole judge of what constitutes one risk.

ARTICLE VI - REINSTATEMENT

A. In the event all or any portion of the reinsurance under any excess layer of reinsurance coverage provided by this Contract is exhausted by loss, the amount so exhausted shall be reinstated immediately from the time the loss occurrence commences hereon.

B. Notwithstanding anything stated herein, the liability of the Reinsurer under any excess layer of reinsurance coverage provided by this Contract shall not exceed either of the following:

     1. The amount, shown as "Reinsurer's Per Occurrence Limit" for that excess layer in Schedule A attached hereto, as respects loss or losses arising out of any one loss occurrence; or

     2. The amount, shown as "Reinsurer's Term Limit" for that excess layer in Schedule A attached hereto, in all during the term of this Contract.

ARTICLE VII - PREMIUM

A. As premium for each excess layer of reinsurance coverage provided by this Contract, the Company shall pay the Reinsurer the greater of the following:

     1. The amount, shown as "Minimum Premium" for that excess layer in Schedule A attached hereto; or

     2. The Company's aggregate total insured value for policies that include wind coverage in force on September 30, 2006, multiplied by the percentage shown as "Adjustment Rate" for that excess layer in Schedule A attached hereto.

B. The Company shall pay the Reinsurer a deposit premium for each excess layer of the amount, shown as "Deposit Premium" for that excess layer in Schedule A attached hereto, in four equal installments of the amount, shown as "Quarterly Deposit Premium" for that

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     excess layer in Schedule A attached hereto, on June 1, September 1 and
     December 1 of 2006 and March 1, 2007.

C. Within 45 days after the expiration of this Contract, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each excess layer, computed in accordance with paragraph A above, and any additional premium due the Reinsurer or return premium due the Company for each such excess layer shall be remitted promptly.

D. For each amount of limit reinstated for each excess layer in accordance with the Reinstatement Article, the Company agrees to pay additional premium equal to the product of the following:

     1. The percentage of the occurrence limit for the excess layer reinstated (based on the loss paid by the Reinsurer under that excess layer); times

     2. The final adjusted reinsurance premium, as calculated in accordance with paragraph A above, for the excess layer reinstated for the term of this Contract (exclusive of reinstatement premium).

E. Whenever the Company requests payment by the Reinsurer of any loss under any excess layer hereunder, the Company shall submit a statement to the Reinsurer of reinstatement premium due the Reinsurer for that excess layer. If the final adjusted reinsurance premium for any excess layer for the term of this Contract has not been determined as of the date of any such statement, the calculation of reinstatement premium due for that excess layer shall be based on the annual deposit premium for that excess layer and shall be readjusted when the final adjusted reinsurance premium for that excess layer for the term of this Contract has been determined. Any reinstatement premium shown to be due the Reinsurer for any excess layer as reflected by any such statement (less prior payments, if any, for that excess layer) shall be payable by the Company concurrently with payment by the Reinsurer of the requested loss for that excess layer. Any return reinstatement premium shown to be due the Company shall be remitted by the Reinsurer as promptly as possible after receipt and verification of the Company's statement.

F. In the event a Subscribing Reinsurer's participation in this Contract is terminated under the provisions of paragraph B of the Commencement and Termination Article, no deposit premium shall be due after the effective date of termination, the minimum premium shall be waived, and the reinsurance premium and reinstatement premium will be calculated in accordance with the following formulas:

     1. Reinsurance premium shall be the number of days the Subscribing Reinsurer participated on this Contract divided by the number of days of the original term of this Contract and the quotient thereof shall be multiplied by the Subscribing Reinsurer's percentage share of the final adjusted premium reported in accordance with paragraph C above.

     2. Reinstatement premium shall be calculated in accordance with paragraph D above and shall be considered fully earned.

     3. In the event the incurred loss for an excess layer in Schedule A attached hereto is greater than the sum of the amounts from subparagraphs 1 and 2 of this paragraph F that are applicable to the same excess layer, in lieu of the provisions of

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          subparagraphs 1 and 2 of this paragraph F, the Subscribing Reinsurer will receive premium equal to the lesser of:

          a. An amount equal to the Subscribing Reinsurer's percentage share of the full reinsurance premium calculated in accordance with paragraph A (without regard to the termination of the Subscribing Reinsurer's share in accordance with the provisions of paragraph B of the Commencement and Termination Article) plus any reinstatement premium calculated in accordance with subparagraph 2 of this paragraph F; or

          b. The Subscribing Reinsurer's percentage share of the incurred loss for the same excess layer.

ARTICLE VIII - DEFINITIONS

A. "Ultimate net loss" as used herein is defined as the sum or sums (including loss in excess of policy limits, extra contractual obligations and loss adjustment expense, as hereinafter defined) paid or payable by the Company in settlement of claims and in satisfaction of judgments rendered on account of such claims, after deduction of all salvage, all recoveries and all claims on inuring insurance or reinsurance, whether collectible or not. Nothing herein shall be construed to mean that losses under this Contract are not recoverable until the Company's ultimate net loss has been ascertained.

B. "Loss in excess of policy limits" and "extra contractual obligations" as used herein shall be defined as follows:

     1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by the Company in excess of its policy limits, but otherwise within the terms of its policy, such loss in excess of the Company's policy limits having been incurred because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action.

     2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary, compensatory or consequential damages paid or payable by the Company, not covered by any other provision of this Contract and which arise from the handling of any claim on business subject to this Contract, such liabilities arising because of, but not limited to, failure by the Company to settle within the policy limits or by reason of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such an action. An extra contractual obligation shall be deemed, in all circumstances, to have occurred on the same date as the loss covered or alleged to be covered under the policy.

     Notwithstanding anything stated herein, the amount included in the ultimate net loss for any one loss occurrence as respects loss in excess of policy limits and extra contractual obligations shall not exceed 25.0% of the Company's indemnity loss hereunder arising out

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     of that loss occurrence.

     Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess of policy limits or any extra contractual obligation incurred by the Company as a result of any fraudulent and/or criminal act by any officer or director of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

C. "Loss adjustment expense" as used herein shall mean expenses assignable to the investigation, appraisal, adjustment, settlement, litigation, defense and/or appeal of specific claims, regardless of how such expenses are classified for statutory reporting purposes. Loss adjustment expense shall include, but not be limited to, declaratory judgments, interest on judgments, expenses of outside adjusters, and a pro rata share of the salaries and expenses of the Company's field employees according to the time occupied adjusting such losses and expenses of the Company's officials incurred in connection with the losses, but shall not include office expenses or salaries of the Company's regular employees.

ARTICLE IX - LOSS OCCURRENCE

A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event which occurs within the area of one state of the United States and states contiguous thereto and to one another. However, the duration and extent of any one "loss occurrence" shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event, except that the term "loss occurrence" shall be further defined as follows:

     1. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. However, the event need not be limited to one state or states contiguous thereto.

     2. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an insured's premises by strikers, provided such occupation commenced during the aforesaid period.

     3. As regards earthquake (the epicenter of which need not necessarily be within the territorial confines referred to in the introductory portion of this paragraph) and fire following directly occasioned by the earthquake, only those individual fire losses which commence during the period of 168 consecutive hours may be included in the Company's "loss occurrence."

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     4.   As regards "freeze," only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting frozen pipes and tanks) may be included in the Company's "loss occurrence."

     5. As regards firestorms, brush fires, and any other fires or series of fires, irrespective of origin (except as provided in subparagraphs 2 and 3 above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within a 100-mile radius of any fixed point selected by the Company may be included in the Company's "loss occurrence." However, an individual loss subject to this subparagraph cannot be included in more than one "loss occurrence."

B. For all those "loss occurrences," other than those referred to in subparagraph 2 of paragraph A above, the Company may choose the date and time when any such period of consecutive hours commences, provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss, and provided that only one such period of 168 consecutive hours shall apply with respect to one event, except for any "loss occurrence" referred to in subparagraph 1 of paragraph A above where only one such period of 72 consecutive hours shall apply with respect to one event, regardless of the duration of the event.

C. As respects those "loss occurrences" referred to in subparagraph 2 of paragraph A above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more "loss occurrences," provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

D. No individual losses occasioned by an event that would be covered by 72 hours clauses may be included in any "loss occurrence" claimed under the 168 hours provision.

ARTICLE X - LOSS NOTICES AND SETTLEMENTS

A. Whenever losses sustained by the Company appear likely to result in a claim hereunder, the Company shall notify the Reinsurer, and the Reinsurer shall have the right to participate in the adjustment of such losses at its own expense.

B. All loss settlements made by the Company, provided they are within the terms of this Contract and the terms of the Company's policies, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable upon receipt of reasonable evidence of the amount paid (or scheduled to be paid within 14 days) by the Company.

ARTICLE XI - SALVAGE AND SUBROGATION

The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by the Company, less the actual cost, excluding salaries of officials and employees of the Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making

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such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage thereon shall always be used to reimburse the excess carriers in the reverse order of their priority according to their participation before being used in any way to reimburse the Company for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all claims arising out of such rights.

ARTICLE XII - FLORIDA HURRICANE CATASTROPHE FUND

A. The Company shall provisionally purchase from the Florida Hurricane Catastrophe Fund (FHCF) the following limit and retention:

     1. As respects Liberty American Insurance Company, 90.0% of $12,554,329 excess of $3,973,167; and

     2. As respects Liberty American Select Insurance Company, 90.0% of $96,011,878 excess of $30,385,634.

     The provisional limits and retentions detailed above may increase or decrease depending on the Company's actual written premium subject to the FHCF reimbursement coverage during the term of this Contract. The Company and the Reinsurer agree to accept and be bound by the final determination of the FHCF.

B. Any loss reimbursement paid or payable to the Company under the FHCF as a result of loss occurrences commencing during the term of this Contract shall inure to the benefit of this Contract. Further, any FHCF loss reimbursement shall be deemed to be paid to the Company in accordance with the reimbursement contract between the Company and the State Board of Administration of the State of Florida at the full payout level set forth therein and will be deemed not to be reduced by any reduction or exhaustion of the FHCF's claims paying capacity.

C. Prior to the determination of the Company's FHCF retention and payout, if any, under the reimbursement contract between the Company and the State Board of Administration of the State of Florida, the Reinsurer's liability hereunder will be determined provisionally based on the projected payout, determined in accordance with the provisions of the reimbursement contract. Following the FHCF's final determination of the payout under the reimbursement contract, the ultimate net loss under this Contract will be recalculated. If, as a result of such calculation, the loss to the Reinsurer under any excess layer of this Contract in any one loss occurrence is less than the amount previously paid by the Reinsurer under that excess layer, the Company shall promptly remit the difference to the Reinsurer. If the loss to the Reinsurer under any excess layer in any one loss occurrence is greater than the amount previously paid by the Reinsurer, the Reinsurer shall promptly remit the difference to the Company.

D. If an FHCF reimbursement amount is based on the Company's losses in more than one loss occurrence commencing during the term of this Contract, the total FHCF reimbursement received by the Company shall be allocated to individual loss occurrences in chronological order of the dates such loss occurrences commence, beginning with the first such loss occurrence commencing during the term of this Contract, provided that:

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     1.   The portion of the total FHCF reimbursement amount to be allocated by the Company to any individual loss occurrence shall be equal to the lesser of: (a) the amount of FHCF reimbursement to which the Company would be entitled for that loss occurrence alone, or (b) the remaining FHCF reimbursement which has not been allocated by the Company to prior loss occurrences; and

     2. The total amount allocated by the Company to all such loss occurrences shall be equal to the total FHCF reimbursement received by the Company for such loss occurrences.

ARTICLE XIII - LATE PAYMENTS

A. The provisions of this Article shall not be implemented unless specifically invoked, in writing, by one of the parties to this Contract.

B. In the event any premium, loss or other payment due either party is not received by the intermediary named in the Intermediary Article (BRMA 23A) (hereinafter referred to as the "Intermediary") by the payment due date, the party to whom payment is due, may, by notifying the Intermediary in writing, require the debtor party to pay, and the debtor party agrees to pay, an interest penalty on the amount past due calculated for each such payment on the last business day of each month as follows:

     1. The number of full days which have expired since the due date or the last monthly calculation, whichever the lesser; times

     2. 1/365ths of the six-month United States Treasury Bill rate, as quoted in The Wall Street Journal on the first business day of the month for which the calculation is made; times

     3.   The amount past due, including accrued interest.

     It is agreed that interest shall accumulate until payment of the original amount due plus interest penalties have been received by the Intermediary.

C. The establishment of the due date shall, for purposes of this Article, be determined as follows:

     1. As respects the payment of routine deposits and premiums due the Reinsurer, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 30 days after the date of transmittal by the Intermediary of the initial billing for each such payment.

     2. Any claim or loss payment due the Company hereunder shall be deemed due 10 business days after the proof of loss or demand for payment is transmitted to the Reinsurer. If such loss or claim payment is not received within the 10 days, interest will accrue on the payment or amount overdue in accordance with paragraph B above, from the date the proof of loss or demand for payment in accordance with the Loss Notices and Settlements Article, was transmitted to the Reinsurer.

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     3.   As respects any payment, adjustment or return due either party not otherwise provided for in subparagraphs 1 and 2 above, the due date shall be as provided for in the applicable section of this Contract. In the event a due date is not specifically stated for a given payment, it shall be deemed due 10 business days following transmittal of written notification that the provisions of this Article have been invoked.

     For purposes of interest calculations only, amounts due hereunder shall be deemed paid upon receipt by the Intermediary.

D. Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from contesting the validity of any claim, or from participating in the defense of any claim or suit, or prohibiting either party from contesting the validity of any payment or from initiating any arbitration or other proceeding in accordance with the provisions of this Contract. If the debtor party prevails in an arbitration or other proceeding, then any interest penalties due hereunder on the amount in dispute shall be null and void. If the debtor party loses in such proceeding, then the interest penalty on the amount determined to be due hereunder shall be calculated in accordance with the provisions set forth above unless otherwise determined by such proceedings. If a debtor party advances payment of any amount it is contesting, and proves to be correct in its contestation, either in whole or in part, the other party shall reimburse the debtor party for any such excess payment made plus interest on the excess amount calculated in accordance with this Article.

E. Interest penalties arising out of the application of this Article that are $100 or less from any party shall be waived unless there is a pattern of late payments consisting of three or more items over the course of any 12-month period.

ARTICLE XIV - OFFSET (BRMA 36D)

The Company and the Reinsurer, each at its option, may offset any balance or balances, whether on account of premiums, claims and losses, loss expenses or salvages due from one party to the other under this Contract; provided, however, that in the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with applicable statutes and regulations.

ARTICLE XV - ACCESS TO RECORDS (BRMA 1D)

The Reinsurer or its designated representatives shall have access at any reasonable time to all records of the Company which pertain in any way to this reinsurance.

ARTICLE XVI - LIABILITY OF THE REINSURER

A. The liability of the Reinsurer shall follow that of the Company in every case and be subject in all respects to all the general and specific stipulations, clauses, waivers and modifications of the Company's policies and any endorsements thereon. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

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B.   Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third party or any persons not parties to this Contract.

ARTICLE XVII - NET RETAINED LINES (BRMA 32B)

A. This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

ARTICLE XVIII - ERRORS AND OMISSIONS (BRMA 14F)

Inadvertent delays, errors or omissions made in connection with this Contract or any transaction hereunder shall not relieve either party from any liability which would have attached had such delay, error or omission not occurred, provided always that such error or omission is rectified as soon as possible after discovery.

ARTICLE XIX - CURRENCY (BRMA 12A)

A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be construed to mean United States Dollars and all transactions under this Contract shall be in United States Dollars.

B. Amounts paid or received by the Company in any other currency shall be converted to United States Dollars at the rate of exchange at the date such transaction is entered on the books of the Company.

ARTICLE XX - TAXES (BRMA 50B)

In consideration of the terms under which this Contract is issued, the Company will not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

ARTICLE XXI - FEDERAL EXCISE TAX

A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the applicable percentage of the premium payable hereon as imposed under Section 4371 of

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     the Internal Revenue Code to the extent such premium is subject to the
     Federal Excise Tax.

B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct the applicable percentage from the return premium payable hereon and the Company or its agent should take steps to recover the tax from the United States Government.

ARTICLE XXII - FUNDING REQUIREMENTS

A. The Reinsurer agrees to fund, within 30 days of the Company's request, subject to receipt of satisfactory information from the Company, its share of the Company's ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) by:

     1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if confirmation is required by the insurance regulatory authorities involved, by a bank or banks meeting the NAIC Securities Valuation Office credit standards for issuers of letters of credit and acceptable to said insurance regulatory authorities; and/or

     2.   Escrow accounts for the benefit of the Company; and/or

     3.   Cash advances;

     if the Reinsurer is unauthorized in any state of the United States of America or the District of Columbia having jurisdiction over the Company and if, without such funding, a penalty would accrue to the Company on any financial statement, including but not limited to quarterly filings, it is required to file with the insurance regulatory authorities involved.

     The Reinsurer, at its sole option, may fund in other than cash if its method of funding is acceptable to the Company and to the insurance regulatory authorities involved.

     For the purpose of this Contract, the Lloyd's U.S. Credit for Reinsurance Trust Fund shall be considered an acceptable funding instrument.

B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of credit will be in a form acceptable to insurance regulatory authorities involved, will be issued for a term of at least one year and will include an "evergreen clause," which automatically extends the term for at least one additional year at each expiration date unless written notice of non-renewal is given to the Company not less than 30 days prior to said expiration date or longer where required by insurance regulatory authorities. The Company and the Reinsurer further agree, notwithstanding anything to the contrary in this Contract, that said letters of credit may be drawn upon by the Company or its successors in interest at any time, without diminution because of the insolvency of the Company or the Reinsurer, but only for one or more of the following purposes:

     1. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense paid under the terms of policies reinsured hereunder, unless paid in cash by the Reinsurer;

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     2.   To reimburse itself for the Reinsurer's share of any other amounts claimed to be due hereunder, unless paid in cash by the Reinsurer;

     3. To fund a cash account in an amount equal to the Reinsurer's share of ceded outstanding loss and loss adjustment expense reserves (including incurred but not reported loss reserves for known loss occurrences established by the Company) funded by means of a letter of credit which is under non-renewal notice, if said letter of credit has not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;

     4. To refund to the Reinsurer any sum in excess of the actual amount required to fund the Reinsurer's share of the Company's ceded outstanding loss and loss adjustment expense reserves

          (including incurred but not reported loss reserves for known loss occurrences established by the Company), if so requested by the Reinsurer.

     In the event the amount drawn by the Company on any letter of credit is in excess of the actual amount required for B(1) or B(3), or in the case of B(2), the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn.

ARTICLE XXIII - INSOLVENCY

A. In the event of the insolvency of one or more of the reinsured companies, this reinsurance shall be payable directly to the company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the company without diminution because of the insolvency of the company or because the liquidator, receiver, conservator or statutory successor of the company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the company shall give written notice to the Reinsurer of the pendency of a claim against the company indicating the policy or bond reinsured which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to the company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the company solely as a result of the defense undertaken by the Reinsurer.

B. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Contract as though such expense had been incurred by the company.

C. It is further understood and agreed that, in the event of the insolvency of one or more of the reinsured companies, the reinsurance under this Contract shall be payable directly by the Reinsurer to the company or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of the New York Insurance Law or except (1) where this

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

     Contract specifically provides another payee of such reinsurance in the event of the insolvency of the company or (2) where the Reinsurer with the consent of the direct insured or insureds has assumed such policy obligations of the company as direct obligations of the Reinsurer to the payees under such policies and in substitution for the obligations of the company to such payees.

ARTICLE XXIV - ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute or difference between the Company and any Reinsurer relating to the interpretation or performance of this Contract, including its formation or validity, or any transaction under this Contract, whether arising before or after termination, shall be submitted to arbitration.

B. If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for purposes of this Article provided that communication shall be made by the Company to each of the reinsurers constituting the one party, and provided, however, that nothing therein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability of the Reinsurer under the terms of this Contract from several to joint.

C. Upon written request of any party, each party shall choose an arbitrator and the two chosen shall select a third arbitrator. If either party refuses or neglects to appoint an arbitrator within 30 days after receipt of the written request for arbitration, the requesting party may appoint a second arbitrator. If the two arbitrators fail to agree on the selection of a third arbitrator within 30 days of their appointment, the Company shall petition the American Arbitration Association to appoint the third arbitrator. If the American Arbitration Association fails to appoint the third arbitrator within 30 days after it has been requested to do so, either party may request a justice of a court of general jurisdiction of the state in which the arbitration is to be held to appoint the third arbitrator. All arbitrators shall be active or retired officers of insurance or reinsurance companies, or Lloyd's London Underwriters, and disinterested in the outcome of the arbitration. Each party shall submit its case to the arbitrators within 30 days of the appointment of the third arbitrator.

D. The parties hereby waive all objections to the method of selection of the arbitrators, it being the intention of both sides that all the arbitrators be chosen from those submitted by the parties.

E. The arbitrators shall have the power to determine all procedural rules for the holding of the arbitration including but not limited to inspection of documents, examination of witnesses and any other matter relating to the conduct of the arbitration. The arbitrators shall interpret this Contract as an honorable engagement and not as merely a legal obligation; they are relieved of all judicial formalities and may abstain from following the strict rules of law. The arbitrators may award interest and costs. Each party shall bear the expense of its own arbitrator and shall share equally with the other party the expenses of the third arbitrator and of the arbitration.

F. The decision in writing of the majority of the arbitrators shall be final and binding upon both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. The arbitration shall take place in Pinellas Park, Florida, unless otherwise mutually agreed between the Company and the Reinsurer.

                                                                 (BENFIELD LOGO)

G. This Article shall remain in full force and effect in the event any other provision of this Contract shall be found invalid or non-binding.

H. All time limitations stated in this Article may be amended by mutual consent of the parties, and will be amended automatically to the extent made necessary by any circumstances beyond the control of the parties.

ARTICLE XXV - SERVICE OF SUIT

(Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not authorized in any State, Territory or District of the United States where authorization is required by insurance regulatory authorities. This
Article is not intended to conflict with or override the parties obligations to arbitrate their disputes in accordance with the Arbitration Article.)

A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States.

B. Further, pursuant to any statute of any state, territory or district of the United States which makes provision therefor, the Reinsurer hereby designates the party named in its Interests and Liabilities Agreement, or if no party is named therein, the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract.

ARTICLE XXVI - AGENCY AGREEMENT

If more than one reinsured company is named as a party to this Contract, the first named company shall be deemed the agent of the other reinsured companies for purposes of sending or receiving notices required by the terms and conditions of this Contract, and for purposes of remitting or receiving any monies due any party.

ARTICLE XXVII - GOVERNING LAW

This Contract shall be governed as to performance, administration and interpretation by the laws of the State of Florida exclusive of the rules with respect to conflicts of law, except as to rules with respect to credit for reinsurance in which case the applicable rules of all the states shall apply.

                                                                 (BENFIELD LOGO)

ARTICLE XXVIII - CONFIDENTIALITY

The Reinsurer, except with the express prior written consent of the Company, shall not directly or indirectly communicate, disclose or divulge to any unaffiliated third party any knowledge or information that may be acquired either directly or indirectly as a result of the inspection of the Company's books, records and papers. The restrictions as outlined in this Article shall not apply to communication or disclosures that the Reinsurer is required to make to its statutory auditors, retrocessionaires, legal counsel, arbitrators involved in any arbitration procedures under this Contract or disclosures required upon subpoena or other duly-issued order of a court or other governmental agency or regulatory authority.

ARTICLE XXIX - SEVERABILITY

If any provision of this Contract should be invalid under applicable laws, the latter shall control but only to the extent of the conflict without affecting the remaining provisions of this Contract.

ARTICLE XXX - INTERMEDIARY (BRMA 23A)

Benfield Inc. is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including but not limited to notices, statements, premium, return premium, commissions, taxes, losses, loss adjustment expense, salvages and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through Benfield Inc. Payments by the Company to the Intermediary shall be deemed to constitute payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed to constitute payment to the Company only to the extent that such payments are actually received by the Company.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Contract as of the date undermentioned at:

Pinellas Park, Florida, this 21st day of July in the year 2006.


                                        /s/ T. Bruce Meyer
                                        ----------------------------------------
                                        Liberty American Insurance Group, Inc.
                                        (for and on behalf of the "Company")

                                        T. BRUCE MEYER, PRES. & CEO
                                        (Print name and title)

                                                                 (BENFIELD LOGO)

                                   SCHEDULE A

              FLORIDA ONLY EXCESS CATASTROPHE REINSURANCE CONTRACT
                             EFFECTIVE: JUNE 1, 2006

                                    issued to

                       Liberty American Insurance Company
                             Pinellas Park, Florida
                    Liberty American Select Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                     Liberty American Insurance Group, Inc.

                                      FIRST         SECOND         THIRD
                                      EXCESS        EXCESS        EXCESS
                                   -----------   -----------   ------------
Company's Retention                $17,500,000   $35,000,000   $ 60,000,000
Reinsurer's Per Occurrence Limit   $17,500,000   $25,000,000   $ 60,000,000
Reinsurer's Term Limit             $35,000,000   $50,000,000   $120,000,000
Minimum Premium                    $ 7,875,000   $ 7,875,000   $ 14,040,000
Adjustment Rate                        0.05154%      0.05154%       0.09188%
Deposit Premium                    $ 8,750,000   $ 8,750,000   $ 15,600,000
Quarterly Deposit Premium          $ 2,187,500   $ 2,187,500   $  3,900,000

The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the percentage share for that excess layer as expressed in its Interests and Liabilities Agreement attached hereto.

                                                                 (BENFIELD LOGO)

Schedule A

   NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE (U.S.A.)

1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

     I. Nuclear reactor power plants including all auxiliary property on the site, or

     II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and "critical facilities" as such, or

     III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or waste materials, or

     IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission.

3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate

     (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or

     (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

4.   Without in any way restricting the operations of paragraphs (1), (2) and
     (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard.

6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

7.   Reassured to be sole judge of what constitutes:

     (a)  substantial quantities, and

     (b)  the extent of installation, plant or site.

Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that

     (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

     (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

                          ELECTRONIC DATA ENDORSEMENT B

1.   ELECTRONIC DATA EXCLUSION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     a) This Contract does not insure loss, damage, destruction, distortion, erasure, corruption or alteration of ELECTRONIC DATA from any cause whatsoever (including but not limited to COMPUTER VIRUS) or loss of use, reduction in functionality, cost, expense of whatsoever nature resulting therefrom, regardless of any other cause or event contributing concurrently or in any other sequence to the loss.

          ELECTRONIC DATA means facts, concepts and information converted to a form useable for communications, interpretation or processing by electronic and electromechanical data processing or electronically controlled equipment and includes programs, software and other coded instructions for the processing and manipulation of data or the direction and manipulation of such equipment.

          COMPUTER VIRUS means a set of corrupting, harmful or otherwise unauthorized instructions or code including a set of maliciously introduced unauthorized instructions or code, programmatic or otherwise, that propagate themselves through a computer system or network of whatsoever nature. COMPUTER VIRUS includes but is not limited to "Trojan Horses," "worms" and "time or logic bombs."

     b) However, in the event that a peril listed below results from any of the matters described in paragraph a) above, this Contract, subject to all its terms, conditions and exclusions, will cover physical damage occurring during the Contract period to property insured by this Contract directly caused by such listed peril.

          Listed Perils

          Fire
          Explosion

2.   ELECTRONIC DATA PROCESSING MEDIA VALUATION

     Notwithstanding any provision to the contrary within the Contract or any endorsement thereto, it is understood and agreed as follows:-

     Should electronic data processing media insured by this Contract suffer physical loss or damage insured by this Contract, then the basis of valuation shall be the cost of the blank media plus the costs of copying the ELECTRONIC DATA from back-up or from originals of a previous generation. These costs will not include research and engineering nor any costs of recreating, gathering or assembling such ELECTRONIC DATA. If the media is not repaired, replaced or restored the basis of valuation shall be the cost of the blank media. However this Contract does not insure any amount pertaining to the value of such ELECTRONIC DATA to the Assured or any other party, even if such ELECTRONIC DATA cannot be recreated, gathered or assembled.

                                                                        Swiss Re

                       INTERESTS AND LIABILITIES AGREEMENT
                  (hereinafter referred to as the "Agreement")

                                     to the

                         FLORIDA ONLY EXCESS CATASTROPHE
                              REINSURANCE CONTRACT
                             Effective: June 1, 2006

                                     between

                       LIBERTY AMERICAN INSURANCE COMPANY
                             Pinellas Park, Florida
                    LIBERTY AMERICAN SELECT INSURANCE COMPANY
                             Pinellas Park, Florida
                                       and
                  any and all other companies which are not or
                   may be hereafter become member companies of
                     LIBERTY AMERICAN INSURANCE GROUP, INC.
             (hereinafter collectively referred to as the "Company")

                                       and

                      SWISS REINSURANCE AMERICA CORPORATION
                                Armonk, New York
            (hereinafter referred to as the "Subscribing Reinsurer")

I. It is hereby agreed that the Subscribing Reinsurer shall have the following shares in the interests and liabilities of all reinsurers participating in Schedule A of the attached Florida Only Excess Catastrophe Reinsurance Contract effective from 12:01 a.m., Local Standard Time, June 1, 2006.

Coverage Parts          Accounting Code No.   Share
--------------          -------------------   -----
First Excess of Loss    POR452736             7.50%
Second Excess of Loss   POR452738             7.50%
Third Excess of Loss    POR452739             7.50%

     The share of the Subscribing Reinsurer in the interests and liabilities of all reinsurers participating in said Agreement shall be separate and apart from the shares of such other reinsurers to the said Agreement. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of the other reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of the other reinsurers participating in said Agreement.


                                       1.

                                                                        Swiss Re

II. It is further agreed that the following shall apply to the Subscribing Reinsurer's share in the interests and liabilities of all the reinsurers participating in the Florida Only Excess Catastrophe Reinsurance Contract:

     1. As respects Article VII - Reinsurance Premium, it is agreed that the following Paragraph is added to as follows:

          As respects all premium transactions:

          1.   All statements shall be sent to the Reinsurer at:

               a.   E-Mail/XML or EDI Formats: reaccount_armonk@swissre.com, or

               b.   Standard Mail:

                    Swiss Reinsurance America Corporation
                    Accounting Department
                    175 King Street
                    Armonk, NY 10504
                    Telephone: 914-828-8000
                    Facsimile: 914-828-5919

          2. All checks and supporting documentation shall be sent to the Reinsurer through one of the options set forth below:

               a.   WIRE TRANSFER

                    (i)  All wires should be sent to:

                         The Bank of New York
                         1 Wall Street
                         New York, NY 10286
                         Account Name: Swiss Reinsurance America Corporation Account Number: 8900489197
                         ABA Number: 021000018 (SWIFT: IRVTUS3N)
                         SWIFT: IRVTUS3N

                    (ii) All supporting documentation should be sent to:

                         Swiss Reinsurance America Corporation
                         Accounting Department
                         175 King Street
                         Armonk, NY 10504


                                       2.

                  b.     LOCK BOX

                         Both checks and supporting documentation shall be sent to:

                         Swiss Reinsurance America Corporation
                         P.O. Box 7247-7281
                         Philadelphia, PA 19170-7281

     2. As respects Article VIII - Definitions, it is agreed that the following Paragraph D is added to as follows:

          D. The term "Declaratory Judgments" shall mean all legal expenses, incurred in the representation of the Company in litigation brought to determine the Company's defense and/or indemnification obligations, that are allocable to any specific claim or loss applicable to Policies subject to this Agreement. In addition, the Company shall promptly notify the Reinsurer of any Declaratory Judgments subject to this Agreement.

     3. Article XXX - Intermediary (BRMA 23A) as set forth in the attached Florida Only Excess Catastrophe Reinsurance Contract is deleted and replaced with Article XXX - Servicing.

          ARTICLE XXX - SERVICING

          Benfield Inc. is the Servicing Agent providing services for the Company in connection with this Agreement. There is no Intermediary of record for this Agreement. These services shall include but not be limited to notices, statements, premium, return premium, taxes, losses, Loss Adjustment Expenses, salvages and loss settlements. However, such services shall in no way be construed as providing Benfield Inc. with the authority to negotiate or otherwise act on behalf of the Reinsurer.


                                       3.

                                                                        Swiss Re

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate, by their duly authorized representatives as of the following dates:

In BALA CYNWYD, PA, this 28th day of February, 2007.

ATTEST: LIBERTY AMERICAN INSURANCE COMPANY LIBERTY AMERICAN SELECT INSURANCE COMPANY


/s/ William A. McKenna                  /s/ James J. Maguire Jr.
-------------------------------------   ----------------------------------------
WILLIAM A. MCKENNA                      JAMES J. MAGUIRE, JR.
                 Name                                     Name
AVP - REINSURANCE                       CHAIRMAN OF THE BOARD & EXECUTIVE VP
                Title                                     Title


And in Armonk, New York, this 13th day of February, 2007.

ATTEST:                                 SWISS REINSURANCE AMERICA CORPORATION


/s/ Peter Thomson                       /s/ Matt Weber
-------------------------------------   ----------------------------------------
PETER THOMSON                           MATT WEBER
                 Name                                     Name
            Vice President                        Senior Vice President
         Member of Management                  Member of Senior Management
                Title                                     Title


                                       4.